Exhibit 99.7

Prepared by, recording requested by,
and after recording, return to:

James M. Smith, Esquire
Gebhardt & Smith LLP
401 E. Pratt Street, 9th Floor
Baltimore, Maryland 21202



THE RIGHTS OF THE MORTGAGEES UNDER THIS MORTGAGE AND ASSIGNMENT OF LEASES AND RENTS ARE SUBJECT TO AND GOVERNED BY THE TERMS OF A SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH BY AND BETWEEN THE MORTGAGEES AND LASALLE BANK NATIONAL ASSOCIATION.


   MORTGAGE AND ASSIGNMENT OF LEASES AND RENTS
   (Massachusetts)



THIS MORTGAGE AND ASSIGNMENT OF LEASES AND RENTS (AMORTGAGE@) is made as of October ___, 2002, by PLYMOUTH RUBBER COMPANY, INC., a Massachusetts corporation, whose address is 104 Revere Street, Canton, Massachusetts 02021-2996 ("MORTGAGOR"), to and for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION ("GE CAPITAL"), whose address is 44 Old Ridgebury Road, Danbury, Connecticut 06810, CIT EQUIPMENT FINANCING, INC. ("CIT"), whose address is 1540 Fountainhead Parkway, Tempe, Arizona 85282; and BANKNORTH, N.A. ("BANKNORTH"), whose address is One Portland Square, Portland, Maine 04112-9540. Hereafter, GE CAPITAL, CIT and BANKNORTH are collectively referred to as the "MORTGAGEES."


   RECITALS

GE CAPITAL is the holder, individually and as agent, of the term loans (collectively, the "GE LOANS") that have been extended to the MORTGAGOR and are evidenced, respectively, by the following instruments
(collectively, the "GE NOTES") with the following maturity dates:

(i) Promissory Note from the MORTGAGOR as maker dated December 3, 1997, as modified, in the originally stated principal amount of $4,050,000 and an unpaid principal balance as of October 1, 2002 of $2,484,607.43, with interest accruing thereon at the rate of eight and 54/100's percent (8.54%) per annum and a final maturity date of October 1, 2005;

(ii) Promissory Note from the MORTGAGOR as maker dated April 13, 1998, as modified, in the originally stated principal amount of $3,710,000 and an unpaid principal balance as of October 1, 2002 of $1,789,992.18, with interest accruing thereon at the rate of eight and 4/100's percent (8.04%) per annum and a final maturity date of October 1, 2005;


(iii) Promissory Note from the MORTGAGOR as maker dated November 12, 1998, as modified, in the originally stated principal amount of $450,000 and an unpaid principal balance as of October 1, 2002 of $216,300.99, with interest accruing thereon at the rate of seven and 75/100's percent (7.75%) per annum and a final maturity date of October 1, 2005;

(iv) Promissory Note from the MORTGAGOR as maker dated December 30, 1999, as modified, in the originally stated principal amount of $550,000 and an unpaid principal balance as of October 1, 2002 of $430,958.91, with interest accruing thereon at the rate of eight and 75/100's percent (8.75%) per annum and a final maturity date of October 1, 2005;

(v) Promissory Note from the MORTGAGOR as maker dated June 5, 2000, as modified, in the originally stated principal amount of $1,469,978.50 and an unpaid principal balance as of October 1, 2002 of $1,291,525.78, with interest accruing thereon at the rate of nine and 56/100's percent (9.56%) per annum and a final maturity date of October 1, 2005; and

(vi) Promissory Note from the MORTGAGOR as maker dated August 24, 2000, as modified, in the originally stated principal amount of $1,104,077 and an unpaid principal balance as of October 1, 2002 of $999,226.07, with interest accruing thereon at the rate of eight and 9805/10,000's percent (8.9805%) per annum and a final maturity date of October 1, 2005.

BANKNORTH is the holder of the term loans (collectively, the "BANKNORTH LOANS") that have been extended to the MORTGAGOR and are evidenced, respectively, by the following instruments (collectively, the "BANKNORTH NOTES") with the following maturity dates:

(i) Promissory Note from the MORTGAGOR as maker dated November 25, 1998, as modified, in the originally stated principal amount of $1,339,031.88 and an unpaid principal balance as of October 1, 2002 of $794,623.78 with interest accruing thereon at the rate of seven and 10/100's percent (7.10%) per annum and a final maturity date of August 1, 2008;

(ii) Promissory Note from the MORTGAGOR as maker dated June 30, 1999, as modified, in the originally stated principal amount of $867,743.00 and an unpaid principal balance as of October 1, 2002 of $617,739.69, with interest accruing thereon at the rate of eight and 39/100's percent (8.39%) per annum and a final maturity date of August 1, 2008;

(iii) Promissory Note from the MORTGAGOR as maker dated March 3, 2000, as modified, in the originally stated principal amount of $810,249.90 and an unpaid principal balance as of October 1, 2002 of $676,205.34, with interest accruing thereon at the rate of nine and 11/100's percent (9.11%) per annum and a final maturity date of August 1, 2008; and

(iv)   Promissory Note from the MORTGAGOR as maker dated on or about
May 3, 2000, as modified, in the originally stated principal amount of $161,313.39 and an unpaid principal balance as of October 1, 2002 of $139,214.52, with interest accruing thereon at the rate of nine and 5/100's percent (9.05%) per annum and a final maturity date of August 1, 2008.


CIT is an equipment lessor to the MORTGAGOR by assignment to CIT of: (a) Equipment Lease Schedule No. Five (CIT No. 65169) dated as accepted by the Lessor thereunder on November 20, 1997 to a Master Equipment Lease Agreement (No. 941229DIR) dated as accepted by the Lessor thereunder on April 25, 1995 by and between the MORTGAGOR and Champion Credit Corporation, with respect to which the aggregate amount of rental payments as of October 1, 2002 remaining to be paid thereunder is $198,127.09, and the final rental payment is due on March 1, 2003; and (b) the Equipment Lease Schedule No. Eight (CIT No. 81488) dated as accepted by the Lessor thereunder June 12, 1998 to a Master Equipment Lease Agreement (No. 941229DIR) dated as accepted by the Lessor thereunder on April 25, 1995 by and between the MORTGAGOR and Champion Credit Corporation, with respect to which the aggregate amount of unpaid principal payments as of October 1, 2002 remaining to be paid thereunder is $288,103.51, and the final rental payment is due on December 1, 2003 (collectively, the "CIT LEASES").

Hereafter, the GE LOANS and the BANKNORTH LOANS are collectively referred to as the
ALOANS,@ and all agreements, instruments and documents, including without limitation, the GE NOTES, the BANKNORTH NOTES, the CIT LEASES, and all loan agreements, pledges, collateral schedules, security agreements, assignments, financing statements, and all other written matter, and all amendments and modifications thereto executed by or on behalf of the MORTGAGOR to evidence, secure or otherwise document the LOANS or the CIT LEASES, are collectively referred to as the "MORTGAGEE DOCUMENTS."

As used in this MORTGAGE, the term "OBLIGATIONS" means collectively all duties and obligations of payment and performance owed from time to time by the MORTGAGOR to any of the MORTGAGEES in connection with the LOANS or the CIT LEASES or any of the MORTGAGEE DOCUMENTS, including the duties of the MORTGAGOR to: (a) pay to GE CAPITAL, individually and as agent, and to BANKNORTH, respectively, all principal and interest amounts upon the LOANS owing to GE CAPITAL, individually and as agent, and to BANKNORTH in accordance with the terms of the MORTGAGEE DOCUMENTS; (b) pay to CIT all rental payments and other sums due to CIT in connection with the CIT LEASES; (c) perform all duties, covenants and agreements of the MORTGAGOR required by the terms of this MORTGAGE or the MORTGAGEE DOCUMENTS; and
(d) pay all costs, fees, commissions and expenses of the MORTGAGEES in enforcing this MORTGAGE, or any of the MORTGAGEE DOCUMENTS.

The MORTGAGEES have entered into a Subordination Agreement ("SUBORDINATION AGREEMENT") intended to be of even date herewith with LaSalle Bank National Association ("LASALLE"), pursuant to which the MORTGAGEES have agreed to subordinate their rights under this MORTGAGE to certain lien and enforcement rights of LASALLE.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the MORTGAGOR hereby agrees as follows for the benefit of the MORTGAGEES:

   GRANT

To secure the full and absolute payment and performance of the OBLIGATIONS, the MORTGAGOR grants, pledges, assigns, transfers and conveys to the MORTGAGEES all of those lots of ground situated and lying in the Town of Canton, County of Norfolk, Commonwealth of Massachusetts, commonly known as 104 Revere Street, and more particularly described on Exhibit A attached hereto and made a part hereof (collectively, the "LAND").


TOGETHER WITH all buildings, structures, and improvements, and all replacements thereof, now or hereafter existing on or to be erected upon the LAND (collectively, "IMPROVEMENTS"). The LAND and IMPROVEMENTS are collectively referred to as the "REAL PROPERTY."

AND TOGETHER WITH all plant, equipment, apparatus, machinery, fittings, appliances, furniture, furnishings, fixtures and other chattels and personal property and replacements thereof, owned by the MORTGAGOR and now or at any time hereafter affixed or attached to, incorporated in, placed upon the REAL PROPERTY, including by way of example and not by way of limitation, all lighting, heating, ventilating, air conditioning, incinerating, sprinkling, laundry, lifting and plumbing fixtures and equipment, water and power systems, loading and unloading equipment, burglar alarms and security systems, fire prevention and fire extinguishing systems and equipment, engines, boilers, ranges, refrigerators, stoves, furnaces, oil burners or units, communication systems and equipment, dynamos, transformers, motors, tanks, electrical equipment, elevators, escalators, cabinets, partitions, ducts, compressors, switchboards, storm and screen windows and doors, pictures, sculptures, awnings and shades, signs and shrubbery; as well as all building and construction materials and supplies of every kind, nature and description owned by the MORTGAGOR and located on, at, or about the REAL PROPERTY, whether or not yet incorporated into any building, structure, or improvement, or located elsewhere and not as yet delivered to the REAL PROPERTY, which are intended to be used for the purpose of erecting, renovating, restoring, or repairing any building, structure, or improvement on the REAL PROPERTY, including by way of example and not by way of limitation, all steel, iron, concrete, sheet rock and plaster board, screws, paint, plaster, plastics, insulation, fiberglass, wood and wood products, glass, bricks, mortar, masonry, pipes, wiring, linoleum and tile and other floor and wall coverings, roofing and roofing materials, framing and molding (collectively, "PERSONALTY"), all of which the MORTGAGOR declares to be fixtures and permanent additions to the REAL PROPERTY.

AND TOGETHER WITH all plans and specifications, surveys and surveyor's reports, engineer's and architect's reports, diagrams and drawings, all licenses, permits and approvals and applications therefor from governmental authorities, service contracts, books, records, reports, accounting records, invoices, change orders, correspondence, diagrams, drawings, schematics, sales and promotional literature and forms, advertising materials and the like, wherever located and whenever created, compiled, or made with respect to the construction, leasing, use or occupancy of the IMPROVEMENTS, the REAL PROPERTY or any portion thereof.

AND TOGETHER WITH all easements, rights, privileges, and appurtenances thereunto belonging or in any way appurtenant to the REAL PROPERTY, whether now existing or hereafter acquired.

AND TOGETHER WITH all mineral rights, and mining rights, as well as all minerals, sand, gravel, soil and the like (including oil and gas) which have not been extracted from the LAND.

AND TOGETHER WITH all rights, benefits, profits, rents, and monies payable under, by reason of, or with respect to any restrictive covenants, easements, agreements applicable to the REAL PROPERTY or adjoining lands, or contracts of sale with respect thereto, and all proceeds and products thereof, with the right to: (a) collect any sums of money at any time payable to the MORTGAGOR in consequence of such rights and benefits, including the release, modification, or amendment thereof, for application to the OBLIGATIONS; and (b) utilize any collection or enforcement rights or remedies to collect the same which may be available to the MORTGAGOR under law.

AND TOGETHER WITH: (a) all of the proceeds of the voluntary or involuntary conversion of the aforementioned property or any part of the aforementioned property into cash or liquidated claims, whether by way of condemnation, insured casualty, judgment or otherwise, as well as a security interest which is hereby granted to the MORTGAGEES in the same;
(b) all rents, profits, and benefits, including any deposits of tenants to secure payment of the same and performance of the terms and conditions of any oral or written lease, with respect to the leasing of all or any portion of the REAL PROPERTY (each such lease is referred to herein as a "LEASE" and any and all rents, profits or other benefits payable under any LEASE are collectively referred to herein as "RENTS"), with the right to collect the RENTS during any continuing "EVENT OF DEFAULT" (as hereafter defined) for application to the OBLIGATIONS and to utilize any collection or enforcement rights or remedies which may be available to the MORTGAGOR under law or any LEASE, but without any duty or obligation to perform on behalf of the MORTGAGOR any of the MORTGAGOR'S duties or obligations to any lessee under any LEASE (each such lessee is referred to herein as a "LESSEE"); and (c) all revenues and profits, accounts receivable and contract rights, including any deposits of purchasers, with respect to any contract of sale for the sale of any of the aforementioned property, including without limitation any contract for the sale of all or any part of the REAL PROPERTY, with the right to collect the same during any continuing EVENT OF DEFAULT for application to the OBLIGATIONS and to utilize any collection or enforcement rights or remedies which may be available to the MORTGAGOR under law or any contract of sale, but without any duty or obligation to perform on behalf of the MORTGAGOR any of the MORTGAGOR'S duties or obligations with respect thereto.

AND TOGETHER WITH: (a) an irrevocable easement to enter on and upon the REAL PROPERTY at any time and from time to time for the purpose of making such audit tests, inspections, and examinations, including subsurface exploration and testing, as the MORTGAGEES, in their reasonable discretion, deem necessary to determine whether the ownership, use, and operation of the REAL PROPERTY and the conduct of the activities engaged in thereon are in compliance with applicable environmental laws and regulations; and (b) the right from time to time to inspect and copy all of the MORTGAGOR'S records relating to environmental matters and to enter all buildings or facilities of the MORTGAGOR for such purpose.

AND TOGETHER WITH all of the MORTGAGOR'S books and records with respect to any of the foregoing, including without limitation books and records with respect to environmental matters, whether located at the REAL PROPERTY or elsewhere, whether in the possession of the MORTGAGOR or some third party (including any federal, state, or local agency or instrumentality), and whether written, photographic, or computerized.

All of the aforementioned REAL PROPERTY, PERSONALTY, and other rights and benefits and all other property described in the above stated granting clauses of this MORTGAGE are collectively referred to herein as the "SECURED PROPERTY." To the extent that any items of SECURED PROPERTY are not or have not yet become fixtures and permanent additions to and a part of the REAL PROPERTY, and are instead personal property, the MORTGAGOR grants and conveys to the MORTGAGEES a continuing security interest under MASS. GEN. LAWS ch. 106 sections 9-101 to 9-709 (2002) ("UNIFORM COMMERCIAL CODE"), in all of such items of personal property and the proceeds and products thereof, as well as in all substitutions, renewals and replacements thereof and in all of such items hereafter acquired and constituting after acquired property.

TO HAVE AND TO HOLD the SECURED PROPERTY to the MORTGAGEES, and the MORTGAGEES' successors and assigns, in fee simple forever.

IN TRUST, for the benefit and security of the MORTGAGEES to secure the full, complete, timely and absolute payment, performance, completion, and satisfaction of each of the OBLIGATIONS, whether such OBLIGATIONS are existing or hereafter arising; provided, however, that if all of the OBLIGATIONS are duly paid, performed, completed and satisfied, the MORTGAGEES shall release and reconvey the SECURED PROPERTY to the MORTGAGOR or shall otherwise terminate this MORTGAGE, at the sole cost and expense of the MORTGAGOR. This MORTGAGE shall not be deemed void, terminated or released until a written release is executed and delivered by all of the MORTGAGEES.


   ARTICLE 1
   REPRESENTATIONS, WARRANTIES,
   COVENANTS AND AGREEMENTS OF THE MORTGAGOR

The MORTGAGOR represents, warrants, covenants and agrees as follows:

Section 1.1. Payment Of Obligations. The MORTGAGOR shall pay punctually all OBLIGATIONS when and as due.

Section 1.2. Performance. The MORTGAGOR shall fully perform all duties required by the terms and conditions of the MORTGAGEE DOCUMENTS, as modified or amended from time to time.

Section 1.3. Impositions. The MORTGAGOR shall pay and discharge, when and as due: (a) all taxes of every kind and nature, including without limitation all real property taxes and all personal property taxes; (b) all general and special assessments and levies; (c) all water, sewer and other utility charges, rents, and assessments; and (d) any and all other public charges, dues, levies, impositions, or assessments of a like or different nature, imposed upon or assessed against the SECURED PROPERTY or the rents, issues, income or profits thereof, and which are or may become liens against the same, as well as any ground rent to which the REAL PROPERTY may be subject (all of the foregoing items described in clauses
(a), (b), (c) and (d) are collectively referred to herein as AIMPOSITIONS@). The MORTGAGOR shall not permit to exist any lien or security interest for any IMPOSITION other than (i) liens for taxes, assessments, levies, fees, rents, ground rents, and public charges not yet delinquent, and (ii) liens and security interests to which the MORTGAGEES have specifically and in writing consented and with respect to which the MORTGAGOR has paid currently all sums secured thereby. The MORTGAGOR, promptly upon the request of the MORTGAGEES, shall deliver to the MORTGAGEES receipts evidencing the payment of all IMPOSITIONS.

Section 1.4. Insurance. The MORTGAGOR shall maintain fire and casualty insurance upon the SECURED PROPERTY in amounts reasonably acceptable to the MORTGAGEES. Subject and subordinate to the rights of LASALLE under the SUBORDINATION AGREEMENT, the MORTGAGEES shall be named as loss payees and mortgagees with respect to such casualty insurance.


Section 1.5. Advancements. If the MORTGAGOR fails to perform any of the covenants contained in this MORTGAGE or in any MORTGAGEE DOCUMENT, or to protect or preserve the SECURED PROPERTY or the status and priorities of the liens and security interests established or evidenced by the MORTGAGEE DOCUMENTS, the MORTGAGEES, after five (5) calendar days advance notice to the MORTGAGOR, may make advances on behalf of the MORTGAGOR for such purposes, and all sums so advanced shall upon advancement become a lien and security interest upon the SECURED PROPERTY and shall be secured by this MORTGAGE. The contrary notwithstanding, if in the MORTGAGEES' reasonable discretion, the value or security of the SECURED PROPERTY, or the status or the priority of the MORTGAGEES' liens and security interests thereon, is in immediate peril, the MORTGAGEES shall be required to provide only one (1) calendar day advance notice to the MORTGAGOR prior to making such advances. The MORTGAGOR shall repay on demand all sums so advanced on the MORTGAGOR'S behalf, plus any reasonable expenses or costs incurred by the MORTGAGEES, including without limitation reasonable attorney=s fees, with interest thereon at the rate of fifteen percent (15%) per annum. The provisions of this Section shall not be construed to prevent the institution of foreclosure or other rights and remedies of the MORTGAGEES upon the occurrence of an EVENT OF DEFAULT. The contrary notwithstanding, the authorization contained in this Section shall impose no duty or obligation on the MORTGAGEES to perform any action or make any advancement on behalf of the MORTGAGOR and is for the sole benefit and protection of the MORTGAGEES.

Section 1.6. Condition And Use Of Improvements. The MORTGAGOR agrees that MORTGAGOR will comply with all aspects of the AMortgage Covenants@ (as that term is commonly defined in the general or local laws of the Commonwealth of Massachusetts). The MORTGAGOR shall not abandon the SECURED PROPERTY at any time, nor commit any waste on the SECURED PROPERTY, nor make any change in the use of the SECURED PROPERTY, which will in any way increase any ordinary fire or other hazard insurance risk arising out of the operation of, or the construction of IMPROVEMENTS on, the SECURED PROPERTY. The MORTGAGOR shall maintain and keep the SECURED PROPERTY in good operating order and condition at all times and shall promptly make, from time to time, all repairs, renewals, replacements, additions, and improvements in connection therewith which are needed or desirable. The IMPROVEMENTS shall not be removed, demolished or substantially altered, nor shall any PERSONALTY be removed therefrom, without the prior written consent of the MORTGAGEES, except where appropriate replacements are immediately made of a value at least equal to the value of the PERSONALTY removed. The MORTGAGOR shall permit the MORTGAGEES, or their respective agents or employees, at all reasonable times to enter and inspect the SECURED PROPERTY.


Section 1.7. Title To Real Property; Permitted Liens. The MORTGAGOR warrants to the MORTGAGEES that as of the date hereof the MORTGAGOR has good and marketable title to the SECURED PROPERTY free and clear of any and all liens, charges, restrictions, encumbrances, security interests and adverse claims whatsoever, other than liens, charges, restrictions, encumbrances or security interests (collectively, "PERMITTED LIENS") which secure: (a) LASALLE, or (b) any successor or replacement lender to LASALLE up to a secured amount of Two Million Dollars ($2,000,000.00) in the event that the LASALLE credit facilities are refinanced. Once the liens of LASALLE on the Secured Property have been discharged, MORTGAGEES shall, on request, subordinate the lien of this MORTGAGE to a lien up to the amount of Two Million Dollars ($2,000,000.00) to secure new loans to the MORTGAGOR. The MORTGAGOR covenants and agrees that, at all times until the full payment, performance and satisfaction of the OBLIGATIONS, the MORTGAGOR shall (i) maintain good and marketable title to the SECURED PROPERTY free and clear of any and all liens, charges, restrictions, encumbrances, security interests and adverse claims whatsoever, excepting only PERMITTED LIENS and any subordinate liens on the SECURED PROPERTY which are consented to in writing by the MORTGAGEES from time to time,
(ii) take all steps and do all things necessary to establish, protect, preserve, and maintain the priorities and status of the liens and security interests in the SECURED PROPERTY established or intended to be established by the MORTGAGEE DOCUMENTS; and (iii) forever warrant and defend the MORTGAGOR'S title to the SECURED PROPERTY and the validity and priorities of the liens and security interests of the MORTGAGEE DOCUMENTS against the claims of any and all other persons. The MORTGAGOR agrees that the MORTGAGOR will execute such other and further assurances as may be required by the MORTGAGEES.

Section 1.8. Transfer Or Encumbrance. Title to all or any portion of the SECURED PROPERTY shall not be acquired by any person or entity other than the MORTGAGOR, by voluntary or involuntary conveyance, transfer, grant or assignment, by operation of law, or in any other manner, or, except for PERMITTED LIENS, become encumbered or charged with a lien or security interest of any kind or variety, whether voluntary or involuntary, including any mechanic's or materialman's lien or judgment lien, without the prior written consent of the MORTGAGEES.

Section 1.9. Condemnation. The MORTGAGOR shall promptly notify the MORTGAGEES of: (a) the institution of any proceedings for the condemnation of the SECURED PROPERTY or any portion thereof; or (b) any offer by any governmental authority, public utility or other PERSON having the power to exercise any right or power of condemnation, to purchase the SECURED PROPERTY or any portion thereof in lieu of the institution of condemnation proceedings. The MORTGAGOR shall promptly provide to the MORTGAGEES copies of all pleadings and papers filed in any condemnation or other proceedings involving the SECURED PROPERTY. Subject and subordinate to the rights of LASALLE, the MORTGAGEES may participate in any such proceedings and the MORTGAGOR from time to time shall deliver to the MORTGAGEES all instruments requested by them to permit such participation.
 All condemnation awards and other compensation are hereby assigned by the MORTGAGOR to the MORTGAGEES, and, subject to the terms of the SUBORDINATION AGREEMENT, upon receipt shall be paid to the MORTGAGEES for application to the OBLIGATIONS. The MORTGAGEES shall be under no obligation to question or contest the amount of any proposed condemnation award or compensation. The MORTGAGEES shall have the right to have their interests represented in any condemnation proceedings by counsel selected by them at the sole expense of the MORTGAGOR.

Section 1.10. Estoppel Certificate. The MORTGAGOR, upon written notice from the MORTGAGEES, shall deliver to the MORTGAGEES, within ten (10) calendar days of the giving of notice, a written statement, duly acknowledged, setting forth the amount of principal, interest, penalty, and other charges or assessments due the MORTGAGEES as of the notice date and whether any offsets or defenses exist against any of the same.

Section 1.11. Zoning, Environmental, Etc.; Restrictive Covenants. The MORTGAGOR shall comply in all material respects in the use and ownership of the SECURED PROPERTY with all applicable laws, rules and regulations of any federal, state, and local governmental authorities having jurisdiction over the SECURED PROPERTY, including but not limited to all zoning, subdivision, environmental and use, and development laws, rules and regulations. The MORTGAGOR shall further comply with all restrictions, covenants, easements, set backs and other limitations on the use of the SECURED PROPERTY contained in documents of public record.


Section 1.12. Security Agreement. This MORTGAGE is intended to constitute a security agreement from the MORTGAGOR to the MORTGAGEES in accordance with the UNIFORM COMMERCIAL CODE. The MORTGAGOR agrees to execute and deliver to the MORTGAGEES for filing with the appropriate filing offices such financing and continuation statements as may be required by the MORTGAGEES to perfect or continue as perfected the security interests created by this MORTGAGE. The MORTGAGOR hereby irrevocably appoints the MORTGAGEES, or any officer or agent thereof, as the MORTGAGOR'S attorney-in-fact for the purpose of executing on behalf of the MORTGAGOR any such financing or continuation statements which are not executed on a timely basis by the MORTGAGOR. The power of attorney granted by the MORTGAGOR to the MORTGAGEES is intended to be a power of attorney coupled with an interest.

Section 1.13. Status. The MORTGAGOR shall maintain its organizational status and qualification to do business in accordance with all applicable laws.

Section 1.14.   Assignment Of Leases And Rents.

1.14.1. Assignment. Subject and subordinate to the rights of LASALLE under the SUBORDINATION AGREEMENT, the MORTGAGOR hereby absolutely, unconditionally, and irrevocably assigns to the MORTGAGEES:
(a) all present and future LEASES; and (b) all RENTS and other sums payable with respect to the LEASES, including but not limited to any and all fees, charges, reimbursements, insurance proceeds, option payments, payments made in consequence of any defaults by any LESSEES or in settlement, compromise or satisfaction of any obligations of a LESSEE due the MORTGAGOR as a result or in consequence of the LEASES and further including all claims and rights to the payment of money at any time arising in connection with any of the LEASES or breaches of any of the LEASES, or rejections of any of the LEASES by any LESSEE thereunder or trustee of such LESSEE under any federal or state bankruptcy or insolvency laws, all rights to recover damages arising out of any of such breaches or rejections, all rights to take charges payable by such LESSEE or trustee of such LESSEE with respect to the portion of the REAL PROPERTY covered by the LEASE following the entry of an order for relief, liquidation or otherwise under any federal or state bankruptcy or insolvency laws with respect to the LESSEE and all RENTS and other charges outstanding under the LEASE as of the date of the entry of any such order. The MORTGAGOR shall have a license to collect and retain the RENTS until the occurrence of an EVENT OF DEFAULT. During the continuance of any EVENT OF DEFAULT, but subject to the terms of the SUBORDINATION AGREEMENT, all RENTS and other sums payable under the LEASES shall be paid to the MORTGAGEES.

1.14.2. Termination Of Assignment. All rights of the MORTGAGEES in or to the LEASES and the RENTS shall end immediately upon full satisfaction by the MORTGAGOR of all of the OBLIGATIONS. The execution and recordation among the land records of a deed of release of this MORTGAGE shall automatically and without the execution or recordation among the land records of a specific and separate release or reassignment by the MORTGAGEES be a release and reassignment of the assignment made hereunder.

1.14.3.   Mortgagees Have No Obligation To Perform Under Leases.
 The MORTGAGEES shall have no obligation to the MORTGAGOR or to any LESSEE to perform the MORTGAGOR'S obligations under any LEASE. The MORTGAGOR agrees to indemnify and hold the MORTGAGEES harmless from, and to reimburse the MORTGAGEES for all attorneys' fees reasonably incurred by the MORTGAGEES in connection with, any attempts by any LESSEE to force or compel the MORTGAGEES to meet the MORTGAGOR'S obligations to such LESSEE.
 The MORTGAGOR further covenants and agrees to satisfy and fulfill all of the MORTGAGOR'S obligations under the LEASES in accordance with the terms and provisions thereof.

1.14.4.   Statutory Condition.  This MORTGAGE is made upon the
"Statutory Condition" (as that term is commonly defined in the general or local law of the Commonwealth of Massachusetts).



   ARTICLE 2
   EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an event of default ("EVENT OF DEFAULT") under this MORTGAGE and shall entitle the MORTGAGEES to exercise all rights and remedies provided in Article 3 hereof:

Section 2.1. Failure To Pay Or Perform Obligations. A failure by the MORTGAGOR to pay or perform any of the OBLIGATIONS, when and as due and after the expiration of any applicable note and cure rights. The occurrence of any event or condition defined as a "Default" or an "Event Of Default" in any MORTGAGEE DOCUMENT shall be an EVENT OF DEFAULT under this MORTGAGE.

Section 2.2. Involuntary Bankruptcy. The filing of a petition by one or more creditors of the MORTGAGOR seeking: (a) the entry of a decree or order for relief by a court having jurisdiction against or with respect to the MORTGAGOR in an involuntary case under 11 U.S.C. ' 101, et seq., as amended (the "UNITED STATES BANKRUPTCY CODE") or any state insolvency or similar laws ordering the liquidation of the MORTGAGOR; or (b) a reorganization of the MORTGAGOR or the MORTGAGOR'S business and affairs or the appointment of a receiver, liquidator, assignee, custodian, trustee, or similar official for the MORTGAGOR or any of the MORTGAGOR'S property, including but not limited to the SECURED PROPERTY. The contrary notwithstanding, if the MORTGAGOR obtains an unconditional dismissal of any such petition within ninety (90) days from the date of filing, the MORTGAGOR as of the date of dismissal shall be considered to have cured the EVENT OF DEFAULT and, provided no other EVENTS OF DEFAULT have occurred and are continuing, the MORTGAGEES as of such date will cease pursuing their remedies in consequence of the EVENT OF DEFAULT.

Section 2.3. Voluntary Bankruptcy. The commencement by the MORTGAGOR of a voluntary case under the UNITED STATES BANKRUPTCY CODE or any state insolvency or similar laws or the consent by the MORTGAGOR to the appointment or taking possession by a receiver, liquidator, assignee, trustee, custodian or similar official for the MORTGAGOR or any of the MORTGAGOR'S property, including but not limited to the SECURED PROPERTY, or the making by the MORTGAGOR of an assignment for the benefit of creditors, or the failure by the MORTGAGOR generally to pay the MORTGAGOR'S debts as they become due.

Section 2.4. Unauthorized Transfer Or Encumbrance. A transfer or encumbrance in contravention of the terms of this MORTGAGE; provided, however, that if any judgment, mechanic's or materialman's, or other involuntary lien is satisfied or discharged, whether by payment, bond, or otherwise, within thirty (30) calendar days from the date it becomes a lien on the SECURED PROPERTY, the establishment of such lien shall not constitute an EVENT OF DEFAULT.

Section 2.5. Default Under Other Liens. A default (after the expiration of all notice and cure rights) under any PERMITTED LIEN, or under any other document or instrument creating a lien or security interest in the SECURED PROPERTY, whether senior, junior, or of equal priority to the liens and security interests of this MORTGAGE.



   ARTICLE 3
   RIGHTS ON EVENT OF DEFAULT

Upon the occurrence of an EVENT OF DEFAULT and at any time thereafter, the MORTGAGEES may exercise any one or more of the following rights and remedies (subject to the restrictions set forth in the SUBORDINATION AGREEMENT):

Section 3.1. Acceleration. The MORTGAGEES may declare all sums secured by this MORTGAGE immediately due and payable.

Section 3.2. Statutory Power Of Sale. The MORTGAGEES may execute a "STATUTORY POWER OF SALE" (as that term is commonly defined in the general or local law of the Commonwealth of Massachusetts) and/or foreclosure proceedings by judicial proceedings in accordance with applicable law, with or without declaring the OBLIGATIONS immediately due and payable, and with or without foreclosing, exercise any other right or remedy provided for herein or in the MORTGAGEE DOCUMENTS, or by applicable law.

Section 3.3. Deficiency. In the event of any foreclosure of the SECURED PROPERTY, to the extent permitted by applicable law, the MORTGAGEES will be entitled to a judgment which will provide that if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for any amount by which the unpaid balance of the OBLIGATIONS secured by this MORTGAGE exceeds the net sale proceeds payable to the MORTGAGEES.

Section 3.4. UCC Rights. With respect to all or any part of the SECURED PROPERTY that constitutes personalty, the MORTGAGEES shall have all rights and remedies of secured parties under the UNIFORM COMMERCIAL CODE.

Section 3.5. Receiver. The MORTGAGEES shall have the right to have a receiver appointed to take possession of any or all of the SECURED PROPERTY, with the power to protect and preserve the SECURED PROPERTY, to operate the SECURED PROPERTY preceding foreclosure or sale, to collect all the RENTS from the SECURED PROPERTY and apply the proceeds, over and above cost of the receivership, against the sums due under this MORTGAGE.

Section 3.6. Continuing Possession. In the event the MORTGAGOR remains in possession of the SECURED PROPERTY after the SECURED PROPERTY is sold as provided above or the MORTGAGEES otherwise become entitled to possession of the SECURED PROPERTY upon default of the MORTGAGOR, the MORTGAGOR shall become a tenant at will of the MORTGAGEES or the purchaser of the SECURED PROPERTY and shall pay a reasonable rental for use of the SECURED PROPERTY while the SECURED PARTY is in the MORTGAGOR's possession.

Section 3.7. General Rights And Remedies. The MORTGAGEES shall have any other right or remedy provided in this MORTGAGE, the MORTGAGEE DOCUMENTS, or available at law, in equity or otherwise.


Section 3.8. Sale Of The Secured Property. In exercising their rights and remedies, the MORTGAGEES may, at the MORTGAGEES' discretion, cause all or any part of the SECURED PROPERTY to be sold as a whole or in parcels, and certain portions of the SECURED PROPERTY may be sold without selling other portions. The MORTGAGEES may bid at any public sale on all or any portion of the SECURED PROPERTY. The MORTGAGEES may elect to exercise the STATUTORY POWER OF SALE and/or to institute foreclosure proceedings against all or any parts of the SECURED PROPERTY from time to time and the STATUTORY POWER OF SALE shall not be exhausted until all of the SECURED PROPERTY shall have been sold or all of the OBLIGATIONS shall have been satisfied. In the event the MORTGAGEES elect to institute foreclosure proceedings upon the occurrence of an EVENT OF DEFAULT, to the extent permitted by the general or local laws and rules of the Commonwealth of Massachusetts, the MORTGAGOR assents to the passage of a decree for the sale of the SECURED PROPERTY and further authorizes the MORTGAGEES or the MORTGAGEES' attorney to sell the SECURED PROPERTY. Any sale of the SECURED PROPERTY, whether by way of the assent to decree or the STATUTORY POWER OF SALE, shall be made in accordance with the provisions of the applicable general or local laws of the Commonwealth of Massachusetts or judicial rules of procedure relating to the foreclosure of mortgages. The terms of the sale may be cash upon settlement of the sale or upon such other and additional terms as the MORTGAGEES deem necessary, proper or convenient, except as specifically limited by applicable law or court rule. Such sale may be of the entire SECURED PROPERTY as a unit or of such parts or parcels of the entire SECURED PROPERTY as the MORTGAGEES in their sole and absolute discretion deem necessary, proper, or convenient. Furthermore, the court in which foreclosure proceedings are instituted, may, at any time, either before or after sale, and without notice to the MORTGAGOR, or any party claiming under the MORTGAGOR, and without regard to the then value of the SECURED PROPERTY, or the solvency of the MORTGAGOR, or whether the SECURED PROPERTY shall then be occupied by the owner of the equity of redemption as a homestead, appoint a receiver, who may be any of the MORTGAGEES or their agents, with power to manage and rent and to collect the RENTS, issues, and profits of the SECURED PROPERTY during the pendency of such foreclosure suit and the statutory period of redemption, and such RENTS, issues, and profits, when collected, may be applied to the extent permitted by law, before as well as after the judicial sale, towards the payment of the indebtedness, costs, taxes, insurance or other items necessary for the protection and preservation of the SECURED PROPERTY, including the expenses of such receivership, or any deficiency decree whether there be a decree therefor in personam or not; and upon foreclosure and sale of the SECURED PROPERTY to the extent permitted by law there shall be first paid out of the proceeds of such sale a reasonable sum for attorneys' fees, and also all expenses of advertising, selling, and conveying the SECURED PROPERTY, and all monies advanced for insurance, taxes or other liens or assessments, outlays for documentary evidence, stenographers' charges, all court costs, sheriff's fees, and the cost, either actual or estimated, of procuring or completing an abstract of title or guarantee policy showing the whole title to the SECURED PROPERTY, and including the foreclosure decree and the Certificate of Sale, and there shall then be paid the principal indebtedness, whether due or payable by the terms hereof or not, and the interest due thereon up to the time of such sale and the surplus, if any, shall be paid unto the MORTGAGOR, and it shall not be the duty of the MORTGAGEES to see to the application of the purchase money; and to the extent permitted by law in case of payment of said indebtedness, after the filing of any complaint to foreclose on the SECURED PROPERTY, and prior to the entry of a decree of sale, a reasonable sum for legal services rendered to the time of such payment shall be allowed as attorneys' fees, which, together with any sum paid for continuation of abstract, court costs, and stenographer's charges and expenses of such proceeding, shall be additional indebtedness hereby secured. In the event of foreclosure and any sale thereunder, any abstract or title insurance policy of the SECURED PROPERTY deposited with the MORTGAGEES shall become the SECURED PROPERTY of the MORTGAGEES.


Section 3.9. Notice Of Sale. The MORTGAGEES shall give the MORTGAGOR reasonable notice of the time and place of any public sale of any personal property or of the time after which any private sale or other intended disposition of the personal property is to be made. Reasonable notice shall mean notice given in accordance with applicable law, including notices given in the manner and at the times required for notices in a nonjudicial foreclosure.

Section 3.10. Waiver; Election Of Remedies. A waiver by any party of a breach of a provision of this MORTGAGE shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. The election by the MORTGAGEES to pursue any remedy shall not exclude pursuit of any other remedy, and all remedies of the MORTGAGEES under this MORTGAGE are cumulative and not exclusive. An election to make expenditures or take action to perform an obligation of the MORTGAGOR shall not affect the MORTGAGEES' rights to declare a default and exercise their remedies under this MORTGAGE.

Section 3.11. Waivers; Releases. To the fullest extent permitted by law, the MORTGAGOR hereby irrevocably and unconditionally waives and releases: (i) all benefits that might accrue to the MORTGAGOR by any present or future laws exempting the SECURED PROPERTY from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (ii) all notices of any EVENT OF DEFAULT (except as may be specifically provided for under the terms hereof), presentment, demand, notice of intent to accelerate, notice of acceleration and any other notice of the MORTGAGEES' election to exercise or the actual exercise of any right, remedy or recourse provided for under the MORTGAGEE DOCUMENTS; (iii) any right to appraisal or marshalling of assets or a sale in inverse order of alienation; (iv) the exemption of homestead; (v) all rights of reinstatement and redemption in accordance with the laws of the Commonwealth of Massachusetts; and (vi) the administration of estates and decedents, or other matter to defeat, reduce or affect the right of the MORTGAGEES under the terms of this MORTGAGE to sell the SECURED PROPERTY for the collection of the OBLIGATIONS secured hereby (without any prior or different resort for collection) or the rights of the MORTGAGEES, under the terms of this MORTGAGE, to receive the payment of the OBLIGATIONS out of the proceeds of the sale of the SECURED PROPERTY in preference to every other person or claimant whatever (only payment of senior PERMITTED LIENS and reasonable expenses of such sale being first deducted).


   ARTICLE 4
   MISCELLANEOUS

Section 4.1. Waivers. The MORTGAGEES may at any time or from time to time waive all or any rights under this MORTGAGE or any MORTGAGEE DOCUMENT, but any waiver or indulgence by the MORTGAGEES at any time or from time to time shall not constitute, unless specifically so expressed by the MORTGAGEES in writing, a future waiver of performance or exact performance by the MORTGAGOR.

Section 4.2. Recordation Taxes. The MORTGAGOR agrees to pay, and to indemnify the MORTGAGEES from any obligation to pay, any transfer, recordation, documentary stamp tax, or other tax, fee or charge which is imposed or assessed at any time by any governmental body upon either the MORTGAGOR or the MORTGAGEES as a result of the recordation of this MORTGAGE in the public records, or any action taken by the MORTGAGEES to further record or to enforce this MORTGAGE. The agreement of the MORTGAGOR herein shall survive the release and termination of this MORTGAGE.


Section 4.3. Continuing Obligation Of Mortgagor. The terms, conditions, and covenants set forth herein and in the MORTGAGEE DOCUMENTS shall survive closing and shall constitute a continuing obligation of the MORTGAGOR during the course of the transaction contemplated herein.

Section 4.4. Binding Obligation. This MORTGAGE shall be binding upon the parties and their personal representatives, successors and assigns.

Section 4.5. Final Agreement. This MORTGAGE and the MORTGAGEE DOCUMENTS contain the final and entire agreement and understanding of the parties, and any terms and conditions not set forth in this MORTGAGE or the MORTGAGEE DOCUMENTS are not a part of this MORTGAGE and the understanding of the parties hereto.

Section 4.6. Termination; Amendment. This MORTGAGE may be terminated only by a writing executed by all of the MORTGAGEES. This MORTGAGE may be amended or altered only in a writing signed by the MORTGAGOR and all of the MORTGAGEES.

Section 4.7.   Notices.  Any notice
required or permitted by or in connection with this MORTGAGE shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the MORTGAGEES or the MORTGAGOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the MORTGAGEES or the MORTGAGOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

If to the MORTGAGEES:

GENERAL ELECTRIC CAPITAL CORPORATION,
Individually and as Agent
44 Old Ridgebury Road
Danbury, Connecticut 06810
Attn.: Senior Risk Manager
Fax No.:  (203) 796-1315

CIT EQUIPMENT FINANCING, INC.
1540 Fountainhead Parkway
Tempe, Arizona 85282
Attn.:  Michael Vlcek, Portfolio Specialist
Fax No.:  (480) 858-1459


BANKNORTH, N.A.
One Portland Square
Portland, Main 04112-9540
Attn.: Denise P. Boutin, Vice President
Fax No.:  (207) 828-7420

If to the MORTGAGOR:

PLYMOUTH RUBBER COMPANY, INC.
104 Revere Street
Canton, Massachusetts 02021-2996
Attn.: Maurice J. Hamilburg, President
Fax No.:  (781) 828-3168

Section 4.8. Terminology. Whenever used herein, the term the "MORTGAGOR" includes the successors, and assigns of the MORTGAGOR; and the term "MORTGAGEES" includes all holders from time to time of any beneficial interests in the OBLIGATIONS, including without limitation loan participants and assignees. The use of the singular includes the plural, and the plural includes the singular. The use of any gender applies to all genders.

Section 4.9. Invalidity. If any provision or part of any provision contained in this MORTGAGE shall be found for any reason to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this MORTGAGE and this MORTGAGE shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

Section 4.10. Choice Of Law. The laws of the Commonwealth of Massachusetts (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this MORTGAGE and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this MORTGAGE and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this MORTGAGE or which occurred or were to occur as a direct or indirect result of this MORTGAGE having been executed.

Section 4.11. Consent To Jurisdiction; Agreement As To Venue. The MORTGAGOR irrevocably consents to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of any United States District Court located in the Commonwealth of Massachusetts, if a basis for federal jurisdiction exists.

Section 4.12. Time. Time is of the essence of each of the provisions of this MORTGAGE and of all OBLIGATIONS.


Section 4.13. Waiver Of Trial By Jury. The MORTGAGOR, by its execution, and the MORTGAGEES, by their acceptance, of this MORTGAGE, agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this MORTGAGE or any MORTGAGEE DOCUMENT or which in any way relates, directly or indirectly, to this MORTGAGE or any MORTGAGEE DOCUMENT or any event, transaction, or occurrence arising out of or in any way connected with this MORTGAGE or any MORTGAGEE DOCUMENT, or the dealings of the parties with respect thereto (including without limitation any claims arising as a result of or in any way related to any foreclosure or other enforcement actions or the exercise by the MORTGAGEES of any remedies), shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

IN WITNESS WHEREOF, the MORTGAGOR has duly executed this MORTGAGE under seal as of the date first above written.

WITNESS/ATTEST:            MORTGAGOR:

PLYMOUTH RUBBER COMPANY, INC.,
A Massachusetts Corporation



By:      (SEAL)
Maurice J. Hamilburg,
Print Name:                  President




   ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS, COUNTY OF _____________________:

On this _____ day of October, 2002, before me appeared Maurice J. Hamilburg, to me personally known, who, being duly sworn (or affirmed), did say that he is the President of PLYMOUTH RUBBER COMPANY, INC., and that the corporation has no official seal, and that the foregoing instrument was signed in behalf of the corporation by authority of its Board of Directors, and said Maurice J. Hamilburg acknowledged said instrument to be the free act and deed of the corporation.

    (SEAL)
Notary Public


Print Name of Notary

My Commission Expires:

Exhibits:

Exhibit A  - Description of Property


   EXHIBIT A

   Legal Description:

PARCEL ONE

A certain parcel of land situated in Canton, Norfolk County, Massachusetts, and being shown on a plan of land entitled APlan of Land in Canton, Mass. for Plymouth Rubber Co., Scale 1" = 40', May 6, 1965, Schofield Brothers, Reg. Land Surveyors, 48 Park Street, Framingham, Mass.@ and recorded with the Norfolk County Registry of Deeds as Plan No. 756 of 1965 in Book 4278, Page 375, and being more particularly bounded and described as follows:

Southwesterly by Revere Street three hundred and fifty (350) feet;

Southeasterly by land now or formerly of the Roman Catholic Archbishop of Boston, by two courses, the first measuring two hundred fourteen and 95/100 (214.95) feet and the second measuring five hundred twelve and 60/100 (512.60) feet;

Northeasterly by land now or formerly of the New York, New Haven, and Hartford Railroad Company, three hundred fifty (350) feet;

Northwesterly by land now or formerly of Bagaralls, et al. two hundred eighty four and 05/100 (284.05) feet;

Northwesterly by land now or formerly of Carmical, seventy-nine and 24/100 (79.24) feet;

Northwesterly by land now or formerly of Dalton, fifty-seven and 91/100 (57.91) feet;

Northwesterly by land now or formerly of Fannessey, sixty-four and 58/100 (64.58) feet; and

Northwesterly by land now or formerly of Correy and Mago, two hundred fourteen and 95/100 (214.95) feet.


PARCEL TWO

A certain parcel of land situated in Canton, Norfolk County, Massachusetts, bounded and described as follows:

Easterly by the westerly line of Revere Street eighteen hundred fifty-one and 39/100 (1,851.39) feet;

Southeasterly forty-five (45) feet;

Northeasterly one hundred twelve (112) feet;

Northwesterly forty-five (45) feet by land now or formerly of the Boston Edison Company;

Northeasterly by the southwesterly line of said Revere Street two hundred thirty (230) feet;

Easterly one hundred ninety-six and 82/100 (196.82) feet;

Northerly fifteen and 65/100 (15.65) feet, by land now or formerly of Joseph Simancky, et al.;

Easterly by land now or formerly of Michael Caradona, about one hundred sixteen (116) feet;

Northeasterly by lands of sundry adjoining owners as shown on the plan hereinafter mentioned;


Southeasterly by a line crossing Pequid Brook and by land now or formerly of Elva M. Rayner, ninety-four and 40/100 (94.40) feet;

Southerly by Elva R. Rayner land;

Southeasterly about four hundred eighty-five (485) feet;

Southerly three hundred (300) feet, by said Elva M. Rayner land;

Westerly by lands of sundry adjoining owners, as shown on said plan, about two hundred sixty-five (265) feet;

Westerly by lands of sundry adjoining owners, as shown on said plan;

Northeasterly by land now or formerly of Agnes Langdon, et al., twenty
(20) feet;

Southwesterly by lands of sundry adjoining owners, as shown on said plan;

Northerly by land now or formerly of Henry J. Gallant, et al., five (5) feet;

Southwesterly by said Henry J. Gallant, et al., land and by land now or formerly of Thomas G. Manning, et al.;

Westerly about two hundred forty-six (246) feet;

Northeasterly fifty-nine and 45/100 (59.45) feet;

Westerly seven hundred ninety (790) feet by land now or formerly of the Boston & Providence Railroad Corporation;

Northerly one hundred twenty-five (125) feet;

Westerly two hundred fifty (250) feet;

Southerly one hundred twenty-five (125) feet by land now or formerly of Abraham Sydanan;

Westerly one hundred forty-nine and 86/100 (149.86) feet; and

Northeasterly four hundred ninety-five and 34/100 (495.34) feet by said land of the Boston & Providence Railroad Corporation.

All of said boundaries are determined by the Court to be located as shown upon Plan No. 23714-A, sheets 6 and 7, which are filed with the original Certificate of Title No. 72765, the same being compiled from a plan drawn by Schofield Brothers Civil Engineers, dated April 17, 1952, December 6, 1954, December 9, 1954, December 16, 1954, February 24, 1955, and
additional data on file in the Land Registration Office, all as modified and approved by the Court, and shown thereon as Lot 4.


PARCEL THREE

A certain parcel of land situated in Canton, Norfolk County, Massachusetts, bounded and described as follows:

Lot 1:

Southwesterly by Neponset Street, one hundred seventy and 58/100 (170.58) feet;

Northwesterly one hundred (100) feet;

Southwesterly one hundred fifty-seven and 96/100 (157.96) feet;

Southeasterly one hundred two (102) feet by land now or formerly of Elva
M. Rayner;

Southerly by said Neponset Street, five hundred eighty-nine and 96/100 (589.96) feet;

Westerly by land now or formerly of Joseph Campagna, et al., two hundred seventy-one and 68/100 (271.68) feet;

Northerly by land now or formerly of the Plymouth Rubber Company, Inc., twenty-seven and 42/100 (27.42) feet;

Easterly two hundred twenty-eight and 78/100 (228.78) feet;

Northerly eleven hundred forty-four and 18/100 (1,144.18) feet, by land now or formerly of the Town of Canton; and

Southeasterly by land now or formerly of Charles F. McGrath, et al., and Ralph N. Hiltz, et ux., four hundred seventy-three and 59/100 (473.59) feet.

Lot 2:

A certain parcel of land situated in Canton, Norfolk County, Massachusetts, bounded and described as follows:

Northerly one hundred twenty-four and 39/100 (124.39) feet;

Northwesterly about four hundred eighty-five (485) feet; and

Easterly by land now or formerly of Plymouth Rubber Company, Inc., as shown on said plan;

Southerly about one hundred sixty-four (164) feet;

Westerly fifteen (15) feet;

Southerly one hundred (100) feet;

Southeasterly thirty-five (35) feet;

Southwesterly one hundred twenty (120) feet;

Southeasterly one hundred ten (110) feet; and

Southwesterly two hundred thirty-four and 90/100 (234.90) feet, by land now or formerly of the Town of Canton.

All of said boundaries are determined by the Court to be located as shown on a plan drawn by Schofield Brothers Surveyors, dated July 12, 1963, filed in the Land Court Engineer=s Office, as Plan No. 32678A, a copy of which is filed with Norfolk County Registry District of the Land Court with Certificate of Title No. 75990.


PARCEL FOUR

Being shown as Lot 1 on Land Court Plan No. 23714A, dated April 17, 1952, revised through March 22, 1963, a copy of which is filed with the Norfolk County Registry District of the Land Court with Certificate of Title No. 72764.


PARCEL FIVE

Being shown as Lots 2 and 3 on Land Court Plan No. 23714A, dated April 17, 1952, revised through March 22, 1963, a copy of which is filed with the Norfolk County Registry District of the Land Court with Certificate of Title No. 72764.


PARCEL SIX

Being shown as Lot A on a plan entitled APlan of Land in Canton, Mass.,@ dated February 17, 1962, by Schofield Brothers, Reg. Land Surveyors, recorded with the Norfolk County Registry of Deeds, Plan Book 213, Plan 624.






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